Cash and cash equivalents and short-term financial assets	6 Months Ended
Jun. 30, 2025
Cash and cash equivalents and short-term financial assets
Cash and cash equivalents and short-term financial assets

10.Cash and cash equivalents and short-term financial assets

The following table summarizes AC Immune’s cash and cash equivalents and short-term financial assets as of June 30, 2025 and December 31, 2024:

	As of
In CHF thousands	June 30, 2025	December 31, 2024
Cash and cash equivalents	25,722	36,275
Total cash and cash equivalents	25,722	36,275

	As of
In CHF thousands	June 30, 2025	December 31, 2024
Short-term financial assets due in one year or less	101,413	129,214
Total short-term financial assets	101,413	129,214

For the six months ended June 30, 2025, the net proceeds reported as investing cash flows from the maturity of investments in short-term financial assets amounted to CHF 27.8 million, compared to net proceeds from the maturity of investments of CHF 99.0 million in the prior comparable period.